SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                       Post-Effective Amendment No. __13__

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. ___14__
                        (Check appropriate box or boxes)

                               USLICO Series Fund

               (Exact Name of Registrant as Specified in Charter)

      20 Washington Avenue South, Route 1212, Minneapolis, Minnesota 55401

               (Address of Principal Executive Offices) (Zip Code)

                  Registrants' Telephone Number: (612) 372-5782

                           Robert B. Saginaw, Esquire

                           20 Washington Avenue South

                              Minneapolis, MN 55401

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

_____ Immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ On April 30, 1999 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a) of Rule 485
_____ on April 30, 1999 pursuant to paragraph (a) of Rule 485

             USLICO Series Fund

                                              Form N-1A Item No.             Caption in Part A Prospectus
                                              ------------------             ----------------------------

              Item 1.                 Front and Back Cover Pages          Front and Back Cover Pages

              Item 2.                 Risk/Return Summary; Investments,   Risk/Return Summary; Investment
                                      Risks and Performance               Objectives, Principal Investment
                                                                          Strategies, and Related Risks

               Item 3                 Risk/Return Summary; Fee Table      Non-Applicable

               Item 4                 Investment Objectives, Principal    Investment Objectives, Principal
                                      Investment Strategies, and          Investment Strategies, and
                                      Related Risks                       Related Risks; General Portfolio
                                                                          Policies


               Item 5                 Management's Discussion of Fund     Risk/Return Summary, Investment
                                      Performance                         Objectives, Principal Investment
                                                                          Strategies, and Related Risks;
                                                                          Performance Information For Last
                                                                          10 Years

               Item 6                 Management, Organization and        Management of the Portfolios
                                      Capital Structure


               Item 7                 Shareholder Information             Pricing Fund Shares

               Item 8                 Distribution Arrangements           Distribution and Taxes

               Item 9                 Financial Highlights Information    Financial Highlights


                This cross reference sheet relates to the Statements of Additional Information for:

                                              Form N-1A Item No.             Caption in Part A Prospectus
                                              ------------------             ----------------------------

              Item 10                 Cover Page and Table of Contents    Cover Page and Table of Contents

              Item 11                 Fund History                        General Information


              Item 12                 Description of the Fund and Its     General Information; General Portfolio
                                      Investments and Risks               Policies; Description of Securities and
                                                                          Investment Techniques



              Item 13                 Management of the Fund              Management of the Fund

              Item 14                 Control Persons and Principal       Control Persons and Principal
                                      Holders of Securities               Holders of Securities


              Item 15                 Investment Advisory and Other       The Investment Adviser and
                                      Services                            Sub-Adviser; Distribution of Fund Shares;
                                                                          Custodian; Administrative Services
                                                                          Agreement


              Item 16                 Brokerage Allocation and Other      Portfolio Transactions and
                                      Practices                           Brokerage

              Item 17                 Capital Stock and Other Securities


              Item 18                 Purchase, Redemption and Pricing    Suspension of Redemptions; Net Asset Value
                                      of Shares


              Item 19                 Taxation of the Fund                Taxation

              Item 20                 Underwriters                        Distribution of Fund Shares

              Item 21                 Calculation of Performance Data     Calculation of Performance Data

              Item 22                 Financial Statements                Financial Statements


                                     Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment No. 13.

                               USLICO SERIES FUND
                                   PROSPECTUS
                                 April 30, 1999




        The four Portfolios of the Fund are as follows:

               The Stock Portfolio
               The Money Market Portfolio
               The Bond Portfolio
               The Asset Allocation Portfolio




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1999



                                TABLE OF CONTENTS
                                                                                 Page

Types Of Investors For Whom The Fund Is Intended.................................  2
The Stock Portfolio..............................................................  3
    Risk/Return Summary..........................................................  3
The Money Market Portfolio.......................................................  4
    Risk/Return Summary..........................................................  4
The Bond Portfolio...............................................................  4
    Risk/Return Summary..........................................................  4
The Asset Allocation Portfolio...................................................  5
    Risk/Return Summary..........................................................  5
Performance Information For Last 10 Years........................................  6
Investment Objectives, Principal Investment Strategies, and Related Risks of the
    Stock Portfolio.............................................................. 11
Investment Objectives, Principal Investment Strategies, and Related Risks of the
    Money Market Portfolio....................................................... 12
Investment Objectives, Principal Investment Strategies, and Related Risks of the
    Bond Portfolio............................................................... 14
Investment Objectives, Principal Investment Strategies, and Related Risks of the
    Asset Allocation Portfolio................................................... 15
General Portfolio Policies....................................................... 18
Risk Factors and Special Considerations.......................................... 20
Management of the Portfolios..................................................... 21
Pricing of Fund Shares........................................................... 23
Distribution and Taxes........................................................... 23
Financial Highlights............................................................. 23
Glossary of Investment Terms..................................................... 28

To Obtain More Information Please Refer To The Back Cover.

                TYPES OF INVESTORS FOR WHOM THE FUND IS INTENDED

Shares of the USLICO SERIES FUND (the "Fund") are sold only to insurance companies and are used to fund variable life insurance policies ("Policies"). The Policies were offered by ReliaStar United Services Life Insurance Company (now merged into ReliaStar Life Insurance Company) and ReliaStar Life Insurance Company of New York (the "insurance companies") and sold with a prospectus describing the Policies and with a prospectus of the Fund. The insurance companies are affiliated with the Investment Adviser of the Fund. The Fund has four different Portfolios, each with different investment objectives and strategies. The Portfolios are the (1) Stock Portfolio; (2) Money Market Portfolio; (3) Bond Portfolio; and (4) Asset Allocation Portfolio. Because Policy owners may instruct the insurance companies which Portfolio(s) they want to use to fund their Policies, this prospectus gives you important information about the Portfolios which you should know about before investing. Please read this prospectus and keep it for future reference.

                               THE STOCK PORTFOLIO


RISK/RETURN SUMMARY

Investment Goal:               The Stock Portfolio seeks intermediate and long-term growth of capital.

Investment Focus               U.S. Common Stocks with medium to large market capitalizations.

Principal Investment
  Strategies:                  o Identifying companies with above-average growth potential.
                               o Investing primarily in common stocks.
                               o Investment at least 70% of total assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the
                                 S&P Index 500).
                               o Potentially investing in companies with smaller or medium market capitalizations.
                               o Investing primarily in domestic issuers.
                               o Investing primarily in "value" stocks.
                               o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Investment Risks:    o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.
                                 Different parts of the market can react differently to these developments.
                               o ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
                               o FOREIGN  EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
                               o CHANGES IN VALUES. When you sell your shares of the fund, they could be worth more or less than what you paid for them. Loss of money is a risk. Values are not guaranteed.
                               o NOT GUARANTEED BY FDIC. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           THE MONEY MARKET PORTFOLIO


RISK/RETURN SUMMARY

Investment Goal:               Seeks as high a level of  current  income  consistent  with  preservation  of capital and liquidity.

Investment Focus:              Short-term U.S. Governmental Securities and Money Market instruments.

Principal Investment
  Strategies:                  o Purchases U.S. Governmental  Securities and U.S. dollar denominated high quality money market instruments rated A-1 by S&P or P-1 by Moody's, and repurchase agreements, as follows:

Principal Investment Risks:    o SOLVENCY RISK. Defaults in paying principal and/or interest by an issuer.
                               o INTEREST RATE CHANGES. Interest rate increases can cause the price of a U.S.
                                 Government or a money market security to decrease.
                               o FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
                               o FINANCIAL SERVICES EXPOSURE. Changes in government regulation or economic downturns can have a significant negative affect on issuers in the financial services sector.
                               o ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.
                               o NOT GUARANTEED BY FDIC. An investment in the fund is not insured or guaranteed by the
                                 Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


                               THE BOND PORTFOLIO

RISK/RETURN SUMMARY

Investment Goal:               High level of income  consistent  with prudent risk and the  preservation  of capital.

Investment Focus:              Investment  grade bonds - rated in top four rating  categories  of either S&P or Moody's.


Principal Investment
  Strategies:                  o Investing in U.S. dollar-denominated investment-grade bonds.
                               o Managing the fund to have similar overall interest rate risk to the Lehman Brothers
                                 Aggregate Bond Index.
                               o Allocating assets across different market sectors and maturities.
                               o Analyzing a security's structural features,
                                 current pricing and trading opportunities,
                                 and the credit quality of its issuer to
                                 select investments.

Principal Investment Risks:    o SOLVENCY RISK. Default in payment of principal and/or interest by an issuer.
                               o CREDIT RISK. A decline in the credit quality of an issuer can cause the price of a bond to decrease.
                               o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
                               o FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.
                               o PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income if called in a lower interest rate environment.
                               o ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
                               o CHANGES IN VALUES. Values are not guaranteed. When you sell your shares of the fund, they could be worth more or less than what you paid for them.
                               o NOT GUARANTEED BY FDIC. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                         THE ASSET ALLOCATION PORTFOLIO

RISK/RETURN SUMMARY

Investment Goal:               Seeks to obtain  high total  return with  reduced  risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Investment Focus:              U.S. Common Stocks, investment grade bonds and money market instruments.

Principal Investment
  Strategies:                  o Allocating the fund's assets among stocks, bonds, and short-term money market instruments.



                               o Adjusting allocation among asset classes.
                               o Investing primarily in domestic issuers.
                               o Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.
                               o Entering into repurchase agreements maturing in seven days or less.

Principal Investment Risks:    o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.
                               o INTEREST RATE CHANGES.  Interest rate increases can cause the price of a debt security to decrease.
                               o SOLVENCY RISK. Default in payment of principal and/or interest by an issuer.
                               o CREDIT RISK. A decline in the credit quality of an issuer can cause the price of its bond to decrease.
                               o FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
                               o PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income if called in a lower interest rate environment.
                               o ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issues.
                               o CHANGES IN VALUES. Values are not guaranteed, you may lose money. When you sell your shares of the fund, they could be worth more or less
                                 than what you paid for them.
                               NOT GUARANTEED BY FDIC. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                    PERFORMANCE INFORMATION FOR LAST 10 YEARS

The bar charts and the performance information listed below illustrate the risks and volatility of investing in the Portfolios. The charts shows the changes in each Portfolio's performance from year to year for the past 10 calendar years. The additional information shows the highest and lowest returns for a quarter during those 10 years and compares its average annual returns for 1,

5 and 10 years to an index. How each Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The bar charts reflect the management fees and expenses of the Fund but the performance figures generally do not reflect charges assessed by the insurance company separate accounts. If such charges had been reflected, the returns would be less than those shown below. Performance assumes reinvestment of income and capital gain distributions.

                       PERFORMANCE OF THE STOCK PORTFOLIO
CHART

                            [Bar Graph Appears Here]

     1989   1990   1991   1992    1993   1994   1995   1996   1997    1998
     24.13% -6.60% 17.55% 5.69%   10.53% 2.76%  31.92% 22.90% 25.06%  6.00%

BEST AND WORST QUARTER DURING LAST 10 YEARS

        Best Quarter                        Worst Quarter

             14%                                -8.0%
        Three months                        Three months
        ending 6/30/97                      ending 9/30/98

COMPARING RETURNS WITH THE S&P 500 INDEX

This table compares the Stock Portfolio's average annual total returns for 1, 5 and 10 years ending December 31, 1998 to those of the S&P 500 Index.

--------------------- ------------------ ---------------------- ----------------
                           1 Year               5 Years             10 Years
--------------------- ------------------ ---------------------- ----------------
--------------------- ------------------ ---------------------- ----------------
Stock Portfolio             6.00%               17.17%               13.40%
--------------------- ------------------ ---------------------- ----------------
--------------------- ------------------ ---------------------- ----------------
S&P 500 Index              28.58%               24.06%               19.21%
--------------------- ------------------ ---------------------- ----------------

INFORMATION ON THE S&P 500 INDEX

The Standard and Poor's ("S&P") 500 Index contains 500 widely held common stocks. The index includes industrial, technology, utility, financial and transportation stocks. Calculations of its performance assumes reinvestment of dividends. You cannot invest directly in the index. It does not have an investment adviser and does not pay any commissions or expenses. If it had expenses, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

                    PERFORMANCE OF THE MONEY MARKET PORTFOLIO
CHART

                            [Bar Graph Appears Here]

     1989   1990   1991   1992    1993   1994   1995   1996   1997    1998
     8.00%  7.00%  5.00%  3.00%   2.00%  4.00%  5.00%  5.00%  5.00%   5.00%

BEST AND WORST QUARTER DURING LAST 10 YEARS

        Best Quarter                        Worst Quarter

            3.3%                                 .92%
        Three months                        Three months
        ending 6/30/98                      ending 9/30/98

THE PORTFOLIO'S AVERAGE ANNUAL RETURNS

This table provides information on the Portfolio's average annual total returns for 1, 5 and 10 years ending December 31, 1998:

-------------------------- ----------------- ------------------ ----------------
                                1 Year            5 Years          10 Years
-------------------------- ----------------- ------------------ ----------------
-------------------------- ----------------- ------------------ ----------------
Money Market Portfolio            5%               4.80%             4.89%
-------------------------- ----------------- ------------------ ----------------

THE PORTFOLIO'S SEVEN DAY YIELD

The Portfolio's 7 day yield, as of the end of December 31, 1998 was as follows:
5.58%.

                        PERFORMANCE OF THE BOND PORTFOLIO
CHART

                            [Bar Graph Appears Here]

  1989    1990  1991    1992  1993     1994    1995    1996   1997   1998
  12.25%  4.20% 14.20%  7.74% 10.48%   -3.72%  18.07%  2.70%  7.09%  4.30%

BEST AND WORST QUARTER DURING LAST 10 YEARS

        Best Quarter                        Worst Quarter

             6.2%                                 -3.2%
        Three month period                  Three month period
        ending 6/30/97                      ending 9/30/98

COMPARING RETURNS WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX

This table compares the Portfolio's average annual total returns for 1, 5 and 10 years ending December 31, 1998 to those of the Lehman Brothers Aggregate Bond Index.

----------------------------- ---------------- ----------------- ---------------
                                  1 Year           5 Years          10 Years
----------------------------- ---------------- ----------------- ---------------
----------------------------- ---------------- ----------------- ---------------
Bond Portfolio                     4.30%            5.43%            7.56%
----------------------------- ---------------- ----------------- ---------------
----------------------------- ---------------- ----------------- ---------------
Lehman Brothers Aggregate          8.69%            7.27%            9.26%
   Bond Index
----------------------------- ---------------- ----------------- ---------------

INFORMATION ON THE LEHMAN BROTHERS AGGREGATE BOND INDEX

The Lehman Brothers Aggregate Bond Index is a broad, unmanaged index of securities of fixed income instruments. You cannot invest directly in an index. It does not have an investment adviser and does not pay any commissions or expenses. If had expenses, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

                  PERFORMANCE OF THE ASSET ALLOCATION PORTFOLIO
CHART

                            [Bar Graph Appears Here]

  1989    1990   1991    1992  1993     1994   1995    1996    1997    1998
  16.85%  0.83%  14.68%  7.47% 10.83%   -1.33% 25.15%  12.44%  16.62%  5.51%

BEST AND WORST QUARTER DURING LAST 10 YEARS

        Best Quarter                        Worst Quarter

             7.6%                               -6.2%
        Three months                        Three months
        ending 6/30/97                      ending 9/30/98

COMPARING  RETURNS WITH THE S&P 500 AND LEHMAN INDICES

This table compares the Portfolio's average annual total returns for 1, 5 and 10 years ending December 31, 1998 to those of the S&P 500 and Lehman Indices.

---------------------------------- --------------- ------------- ---------------
                                       1 Year        5 Years        10 Years
---------------------------------- --------------- ------------- ---------------
---------------------------------- --------------- ------------- ---------------
Asset Allocation Portfolio             5.51%          11.31%         10.64%
---------------------------------- --------------- ------------- ---------------
---------------------------------- --------------- ------------- ---------------
S&P 500 Index                          28.58%         24.06%         19.21%
---------------------------------- --------------- ------------- ---------------
---------------------------------- --------------- ------------- ---------------
Lehman Brothers Aggregate              8.69%          7.27%          9.26%
   Bond Index
---------------------------------- --------------- ------------- ---------------

INFORMATION ON THE S&P 500 AND LEHMAN INDICES

The Standard and Poor's ("S&P") 500 Index contains 500 widely held common stocks. The index includes industrial, technology, utility, financial and transportation stocks. Calculations of its performance assumes reinvestment of dividends. The Lehman Brothers Aggregate Bond Index ("Lehman Bond Index")is a broad, unmanaged Index of securities of fixed income instruments.

You cannot invest directly in either the S&P or the Lehman Bond Index. Neither has an investment adviser and neither pays any commissions or expenses. If an Index had expenses, its performance would be lower. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS OF THE STOCK PORTFOLIO

The information below is intended to provide detailed information on the Stock Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

1.      INVESTMENT OBJECTIVES

        The Stock Portfolio's primary objective is to achieve intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

2.      PRINCIPAL INVESTMENT STRATEGIES

        The Stock Portfolio invests primarily in U.S. common stocks listed on national securities exchanges, and believed to offer above average growth potential. Under normal circumstances at least 70% of its assets will be invested in such common stocks and other equity securities. No more than 25% of the Portfolio's assets are invested in a single industry and no more than 5% may be invested in any single company. The investment managers of the Stock Portfolio are "value oriented" in their investment philosophy, which means they proceed from the premise that investment value and return can best be realized through buying companies with a low price relative to current earnings. This "bottom up" approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income and whose share price is believed to be undervalued. Consistent with this investment philosophy, the Portfolio typically consists of large cap stocks with relatively low valuations and high current dividend yields.

        The Portfolio's investments are rotated among various market sectors based on the investment manager's research and view of the economy. The Portfolio may buy and sell securities frequently, resulting in portfolio turnover and higher transaction costs.

        From time to time the Portfolio will, on its common stock portfolio, write covered call options that are traded on a U. S. securities exchange or board of trade. It will do so when the Portfolio manager believes the price of the stock will remain relatively stable, thus allowing the Fund to enjoy the premium income and enhance its return. (See "Options" under "Risk Factors and Special Considerations" in this prospectus.)

        This Portfolio will retain a flexible approach to the investment of funds and the Portfolio's composition may vary with the economic outlook. The Portfolio may invest in U.S. Governmental securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government Securities. When, in the judgment of the investment manager, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in such short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

3.      THE RISKS OF INVESTING

        Since the Stock Portfolio invests primarily in U.S. common stocks, its returns may, and probably will vary. Your cash values and maybe the death benefit of your Policy will vary with the investment performance of the Portfolio(s) you select. Poor performance could result in the cash values in your insurance Policy declining. The cash values in your Policy are not guaranteed. Loss of money is a risk of investing in the Stock Portfolio. Your Policy's death benefit is guaranteed by the insurance company which issued your Policy not to decline below its minimum death benefit amount. However, if the death benefit is above the minimum, poor performance would reduce the benefit, but not below the minimum amount. The Portfolio is intended as a long term investment vehicle for variable life insurance policies and is not designed to provide policy owners with a means of speculating on short-term stock market movements. There is no assurance the investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the S&P 500 (see below), the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

        In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

        Participation in the options market involves investment risks and transaction costs which the Portfolio would not be subject to if it didn't use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used.

        Neither the Fund, the investments of the Stock Portfolio, the Policies' cash values, nor its death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS OF THE MONEY MARKET PORTFOLIO

The information below is intended to provide detailed information on the Money Market Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

1.      INVESTMENT OBJECTIVES
        The Money Market Portfolio's primary objective is to seek maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing in "money market" instruments meeting specified quality standards.

2.      PRINCIPAL INVESTMENT STRATEGIES

        The Money Market Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 12 months or less from the date of purchase, and may include the following: U.S. Government securities; commercial paper maturing in nine months or less from the date of purchase if rated A-1 by S&P or Prime-1 by Moody's, or debt obligations rated at least AA by S&P or at least Aa by Moody's, repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more.

        The Portfolio will not invest in any fixed-time deposit maturing in more than 7 days if, as a result, more than 10% of the value of its total assets would be invested in such fixed-time deposits and other illiquid securities. The Portfolio may also invest in fixed-time or other deposits with a state-chartered bank that acts as custodian to the Fund, provided that any such bank has total assets of $2 billion or more. The Portfolio may also purchase obligations that mature in 12 months or less from the date of purchase if the obligation is accompanied by a guarantee of principal and interest provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolio.

        The Portfolio is required to maintain an average weighted maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. All investments by the Portfolio are limited to United States dollar-denominated investments. The Portfolio may not invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market Portfolio for securities or obligations issued by U.S. banks.

3.      THE RISKS OF INVESTING

        Since the Money Market Portfolio invests primarily in Money Market instruments, one risk is a default by an issuer and its loss to the Portfolio of principal and/or interest payments. An additional risk is the Portfolio not maintaining a value of $1.00 per share. Your cash values and maybe the death benefit of your Policy will vary with the investment performance of the Portfolio(s) you select. When interest rates decline, the performance return for this Portfolio will decline. The return will further be reduced by insurance charges and administrative fees deducted by the insurance company's separate account. In that environment your net performance return may be relatively small. There is no assurance the investment objectives will be achieved. Your Policy's cash values are not guaranteed. Its death benefit is guaranteed by the insurance company which issued your Policy not to decline below its minimum death benefit amount. However, a death benefit above the minimum may decline as a result of poor investment performance.

        In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

        Neither the Fund, the investments of the Money Market Portfolio the Policies cash values, nor the death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS OF THE BOND PORTFOLIO

The information below is intended to provide detailed information on the Bond Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

1.      INVESTMENT OBJECTIVES

        The Bond Portfolio's primary objective is to provide a high level of income consistent with prudent investment risk by investing primarily in investment-grade intermediate to long-term corporate bonds and other debt securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective.

2.      PRINCIPAL INVESTMENT STRATEGIES

        To achieve its objective, the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the Adviser. The Portfolio may also invest in U.S. Government securities, commercial paper, certificates of deposit, and other money market instruments including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government. The Portfolio will not invest in common stocks, rights, or other equity securities.

        Generally turnover rates have been relatively low but on occasion, the Portfolio has bought and sold securities frequently resulting in portfolio turnover and higher transaction costs.

        The weighted average maturity of the securities in the Portfolio will vary from time to time depending upon the judgment of the Adviser as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. Under normal circumstances, more than 80% of the Portfolio's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities.

3.      THE RISKS OF INVESTING

        Since shares of the Portfolio normally represent an investment primarily in debt securities with market prices that may vary, the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's investments increases or decreases. Although the Portfolio will invest only in investment-grade debt securities, the market price of the Portfolio's securities will likely be affected by changes in interest rates since the market value of debt obligations may be expected to rise and fall inversely with interest rates generally. As interest rates rise, the market value of fixed-income securities will likely fall, adversely affecting the value of the Portfolio. Debt obligations with longer maturities that typically provide the best yield will subject the Portfolio to relatively greater price fluctuations than shorter-term obligations. Your cash values will and the death benefit of your Policy may vary with the investment performance of the Portfolio. Poor investment performance would negatively affect the cash values in your insurance Policy. Cash values are not guaranteed. Loss of money is a risk of investing in the Portfolio. Your Policy's death benefit is guaranteed by the insurance company which issued your Policy not to decline below its minimum death benefit amount. However, if the death benefit is above the minimum, poor performance would reduce the benefit, but not below the minimum amount. The Portfolio is intended as a long term investment vehicle for variable life insurance policies. However, there is no assurance the investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the Lehman Brothers Aggregate Bond Index (see below), the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

        In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

        Neither the Fund, the investments of the Portfolio, the Policies cash values, nor the death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS OF THE ASSET ALLOCATION PORTFOLIO

The information below is intended to provide detailed information on the Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

1.      INVESTMENT OBJECTIVES

        The Portfolio's primary objective is to achieve high total return, consistent with prudent investment risk by investing in common stocks and other equity securities, investment grade intermediate to long-term debt obligations and high quality money market instruments.

2.      PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio allocates its assets into three broad categories: (1) U.S. common stocks and other equity securities believed to offer above average growth potential; (2) intermediate to long-term investment grade bonds; and (3) high quality money market instruments. Under normal circumstances at least 30% of its assets will be invested in common stocks and other equity securities, at least 20% in investment grade bonds and the remainder in money market instruments. With certain exceptions for money market investments, no more than 25% of the assets of the Portfolio are invested in a single industry and no more than 5% may be invested in any single company. The investment managers of the stock portion of the Portfolio are "value oriented" in their investment philosophy, which means they proceed from the premise that investment value and return can best be realized through buying companies with a low price relative to current earnings. This "bottom up" approach seeks to identify companies whose earnings growth suggests an increasing stream of future dividend income and whose share price is believed to be undervalued. Consistent with this investment philosophy, the stock portion of the Portfolio typically consists of large cap stocks with low valuations and relatively high current dividend yields.

        The equity investments are rotated among various market sectors based on its investment manager's research and view of the economy. The Portfolio may buy and sell equity securities frequently, resulting in portfolio turnover and higher transaction costs.

        From time to time the equity portion of the Portfolio will, on its common stock portfolio, write covered call options that are traded on a
        U. S. securities exchange or board of trade. It will do so when the Portfolio manager believes the price of the stock will remain relatively stable, thus allowing the Fund to enjoy the premium income and enhance its return. (See "Options" under "Risk Factors and Special Considerations" in this prospectus.)

        The bond portion of the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the adviser. This Portfolio will retain a flexible approach to the investment of funds and the portfolio composition may vary with the economic outlook. The Portfolio may invest U.S. Governmental securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. When, in the judgment of the investment manager, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

        The Money Market portion of the Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 12 months or less from the date of purchase, and may include the following:
        U.S. Government securities; commercial paper maturing in nine months or less from the date of purchase if rated A-1 by S&P or Prime-1 by Moody's, or debt obligations rated at least AA by S&P or at least Aa by Moody's, The Portfolio may also invest in repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more.

3.      THE RISKS OF INVESTING

        Since the Portfolio invests in U.S. common stocks, investment grade bonds and Money Market instruments, its returns may, and probably will vary. Your cash values and maybe the death benefit of your Policy will vary with the investment performance of the Portfolio(s) you select. Poor investment performance may result in the cash values in your insurance Policy declining. Cash values are not guaranteed. Loss of money is a risk of investing in the Portfolio. Your Policy's death benefit is guaranteed by the insurance company which issued your Policy not to decline below its minimum death benefit amount. However, if the death benefit is above the minimum, poor performance could reduce the benefit, but not below the minimum amount. The Portfolio is intended as a long term investment vehicle for variable life insurance policies and is not designed to provide policy owners with a means of speculating on short-term stock or bond market movements. There is no assurance the Portfolio's investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the S&P 500 Index and the Lehman Brothers Aggregate Bond Index ("Lehman Index") (see below), the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

        In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

        Participation in the options market involves investment risks and transaction costs which the Portfolio would not be subject to if it didn't use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used.

        Neither the Fund, the investments of the Portfolio, the Policies cash values, nor the death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                           GENERAL PORTFOLIO POLICIES

Each Portfolio's investment objective together with the investment restrictions set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote at an annual or special meeting of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding securities of such portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, whichever is less.

INVESTMENT RESTRICTIONS

Unless otherwise stated, each of the following policies applies to each of the Portfolios. An existing Portfolio may not:

   1. Purchase securities on margin or make short sales;

   2. Invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. banks;

   3. Invest in more than 10% of any issuer's outstanding voting securities;

   4. Invest in securities of other investment companies;

   5. Participate in the underwriting of securities;

   6. Borrow, pledge, or hypothecate its assets, except that a Portfolio may borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a Portfolio's net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5% of that Portfolio's net assets;

   7. Invest for the purpose of exercising control over any company;

   8. Invest in commodities or commodity contracts;

   9. Purchase warrants, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except the Stock and Asset Allocation Portfolios may write covered call options as described in their sections;

  10. Make investments in real estate or mortgages except that a Portfolio may purchase readily marketable securities of companies holding real estate or interest therein, or in oil, gas, or development programs;

  11. Purchase securities having legal or contractual restrictions on resale;

  12. Make any loans of securities or cash, except that a Portfolio may, consistent with its investment objective and policies, (i) invest in debt obligations including bonds, debentures, or other debt securities, bank and other depository institution obligations, and commercial paper, even though the purchase of such obligations may be deemed the making of loans, and (ii) enter into repurchase agreements;

  13. Issue senior securities; and

  14. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in portfolio securities that are not readily marketable.

ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE MONEY MARKET AND BOND PORTFOLIOS

The Fund has adopted the following investment restrictions applicable only to the Money Market and Bond Portfolios under which such Portfolios may not do the following:

  1.  Invest in common stocks or other equity securities; and

  2. Invest in securities of companies which, together with predecessor companies, have a record of less than five years continuous operations.

If a percentage restriction is adhered to at the time of an investment for any Portfolio, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or the amount of the Portfolio's net assets will not be considered a violation of any of the foregoing restrictions.

DIVERSIFICATION

As indicated by the second fundamental investment restriction set forth above, each Portfolio operates as a "diversified" fund. In addition, each Portfolio intends to conduct its operations so that it will comply with diversification requirements of Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), and qualify as a "regulated investment company." In order to qualify as a regulated investment company, each Portfolio must limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. The Code requires that not more than 25% in value of each Portfolio's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. These restrictions do not apply to investments in U.S. government securities. The 25% limit does not apply to the Money Market Fund or the Bond Portfolio for securities or obligations issued by U.S. Banks.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

The following risk factors are applicable to all Portfolios:

GENERALLY

The value of a Portfolio's investments, and as a result the net asset value of the Portfolio shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Portfolio invests. Because of the risks associated with the Fund's investments, the Fund is intended as a long term investment vehicle for Variable Life Insurance Policies and is not designed to provide policyholders with a means of speculating on short-term stock or bond market movements. While the Fund may compare its total returns for benchmarking purposes to the total returns of broad based securities indices (such as the S&P 500), the Fund is not managed to replicate the securities contained in such indices and therefore may achieve returns which are less than such indices.

REPURCHASE AGREEMENTS

In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

YEAR 2000

Many computer systems use only two digits to describe years, such as 99 for 1999. A program written this way will not recognize the Year 2000. Preparing for Year 2000 is a high priority for the Fund and the Adviser and the Fund have been actively working on changes to their own computer systems to deal with the Year 2000 and expect that their systems will be ready for the Year 2000. The Fund does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide service at current levels; however, the Fund cannot make any assurances that the steps it has taken to ensure Year 2000 compliance will be successful. In evaluating securities for investments by the Portfolios, the Adviser considers Year 2000 risks in addition to other risks relevant to the issuer. However, there can be no assurance that Year 2000 issues will not affect the companies in which the Fund invests or worldwide markets and economies.

The Following risk factor is applicable to the Stock and Asset Allocation
Portfolios:

OPTIONS

Participation in the options market involves investment risks and transaction costs to which the Portfolio would not be subject, absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave it in a worse position than if such strategy was not used. Risks inherent in the use of options include: (a) dependency on the ability of the Portfolio Manager, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities; (c) the fact that the skills needed to use these strategies are unique to this investment technique; and (d) the possible need to defer closing out certain positions.


                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISERS

Since April 1, 1995, ReliaStar Investment Research, Inc. ("RIRI"), f/k/a Washington Square Advisers, Inc., 100 Washington Avenue, Minneapolis, MN 55401, an affiliate of the insurance companies issuing the Policies, has served as the investment adviser to the Fund's four Portfolios and is responsible for the day-to-day management of the Money Market and Bond Portfolios, and the non-equity portion of the Asset Allocation Portfolio and other business affairs.

RIRI and its predecessors have been managing investment assets for their affiliated insurance companies since 1983 and currently manages $16 billion of fixed income assets for their affiliates.

It furnishes continuous advice and recommendations concerning the Portfolios' non-equity investments. It also furnishes certain administrative, compliance, legal and accounting services for the Fund, and it or its affiliated companies may be reimbursed by the Fund for its costs in providing those services. In addition, employees of companies affiliated with RIRI serve as officers of the Fund, and these companies provide office space for the Fund and pay the salaries, fees and expenses of certain Fund officers.

Effective April 1, 1995 the Fund, RIRI and Pilgrim Baxter Value Investor's Inc. ("Pilgrim Baxter"), f/k/a Newbold's Asset Management, Inc. entered into a Sub-Investment Advisory Agreement under which the Pilgrim Baxter, 825 Duportail Road, Wayne, PA 19087 provides advisory services to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio of the Fund, and is responsible for the day-to-day management of those assets. They have managed assets since 1943.

PORTFOLIO MANAGERS

The Stock Portfolio and that portion of the Asset Allocation Portfolio investing in stocks, is managed by Gary Haubold, Jr., who since November, 1998 has had the primary responsibility of the day to day investment management of those assets. Mr. Haubold is the portfolio manager for the small cap value, mid-cap value and large-cap value portfolios, advised by Pilgrim Baxter, including the PBHG Small Cap Value Portfolio of the PBHG Insurance Series Fund, Inc. He also serves as co-manager of the PBHG Strategic Small Company Fund. Prior to joining Pilgrim Baxter, he was a Senior Portfolio Manager with Miller, Anderson & Sherred, LLP, where he had responsibility for $1.5 billion in the MAS Small Cap and Mid-Cap Value products. His fifteen years of portfolio management experience include positions with Wood, Struthers & Winthrop, where he was Head of Equity Research and Portfolio Manager for the small cap and growth equity portfolios. He is a Chartered Financial Analyst, has an MBA in Finance from the Wharton School at the University of Pennsylvania and graduated magna cum laude from Rice University with a degree in Engineering.

The Money Market and Bond Portfolios, and that portion of the Asset Allocation Portfolio which invests in bonds and money market assets, is managed by James L. Mahnke. He has been the Portfolio Manager for these assets since August, 1997. He is a Senior Vice President and Portfolio Manager of the Adviser, RIRI, where he has served in its investment department since October, 1995. Previously he was employed by Alliance Capital Management, L.P. from 1987 to 1995; first as an Analyst and then as a Vice President and Portfolio Manager. He has a Masters Degree in Economics from Purdue University.

MANAGEMENT FEES

Under the Investment Advisory Agreement, the Adviser is compensated for its services at a quarterly fee based on an annual percentage of the average daily net assets of each Portfolio. For each Portfolio, the Fund pays the Adviser a fee at a maximum annual rate of .50% of the first $100 million of the average daily net assets of the Portfolio, and .45% of the average daily net assets of the Portfolio in excess of $100 million. During 1998, 1997 and 1996 the Adviser was paid a fee at an annual rate of .25% of the net asset value of the Portfolios.

The Adviser pays the Sub-Adviser on a quarterly basis, based on the value of the assets under the Sub-Adviser's Management on the last day of the quarter, an annual fee of .50% on the first $20 million, .40% on the next $20 million and
 .30% thereafter. The Fund does not directly compensate the Sub-Adviser.

OTHER EXPENSES

The Fund bears all costs of its operations. Such costs include fees to the Adviser, shareholder servicing costs, trustees' fees and expenses, legal, accounting services, auditing fees, custodian fees, printing and supplies, registration fees, and others. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. In 1998, 1997 and 1996, the Fund paid $240,886, $219,940 and
$189,587, respectively for these services.

TOTAL EXPENSES

In 1998, the management fee (computed on an annualized basis as a percentage of the net asset value of each Portfolio) and the total operating expenses as a percentage of average net assets of each Portfolio were as follows:



                                                                   TOTAL EXPENSES
   PORTFOLIO                          MANAGEMENT FEE*        (INCLUDING MANAGEMENT FEES)
   ---------                          ---------------        ---------------------------
   Common Stock Portfolio                  .25%                         .75%
   Money Market Portfolio                  .25%                         .75%
   Bond Portfolio                          .25%                         .75%
   Asset Allocation Portfolio              .25%                         .75%


*The Policies contain a contractual provision limiting the annual amount Policyholders can be charged for management fees to .25%. Any management fees above that amount are paid by the insurance companies. If this limit, which is contractual, was not available, the management fees by portfolios would have been: Stock, .45%; Money Market, . 25%; Bond, .25%; and Asset Allocation, .36%

                             PRICING OF FUND SHARES

The price of Fund shares is based on the Fund's net asset value ("NAV"). All purchases, redemptions and exchanges will be processed at the NAV next calculated after a request is received and accepted by the Fund. The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, the order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


                             DISTRIBUTIONS AND TAXES

To avoid taxation, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on a direct investment in the Fund (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product.

The information for the years ended December 31, 1998, 1997, 1996 and 1995 was audited by Deloitte & Touche, LLP, independent auditors whose report, along with the Fund's financial statements, are included in the Fund's annual report, and is available on request at no charge, by calling 1-800-333-6965 x5782.

The information for the year ended December 31, 1994 was audited by KPMG LLP, independent auditors.

                               USLICO SERIES FUND
                             COMMON STOCK PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                      Year ended December 31,
                                              --------------------------------------------------------------------
                                                  1998           1997          1996          1995          1994
                                              -----------     ---------     ----------    ----------    ----------

FINANCIAL HIGHLIGHTS (PER SHARE)
Net asset value, beginning of period         $    13.50     $    13.25     $    12.62    $    10.37     $    11.23
Income from investment operations:
  Net investment income                            0.20           0.27           0.34          0.36           0.36
  Net Gains or Losses on Securities
     (both realized and unrealized)                0.62           3.05           2.55          2.95          (0.05)
                                              ----------     -----------   -----------    ---------      ---------
  Total from investment operations                 0.82           3.32           2.89          3.31           0.31
Less Distributions:
  Dividends from net investment income            (0.20)         (0.27)         (0.33)        (0.37)         (0.36)
  Distribution from capital gains                 (0.48)         (2.80)         (1.93)        (0.69)         (0.81)
                                             -----------     -----------   -----------    ---------     ----------
  Net asset value, end of period             $     13.64     $   13.50     $     13.25    $   12.62     $    10.37
                                             ===========     ===========   ===========    =========     ==========

Total return (1)                                   6.00%         25.06%         22.90%        31.92%          2.76%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                    $27,774,017     $27,291,645    $23,558,091  $19,968,336    $14,687,489

Ratio of expenses to average net assets (2)         0.75%           0.73%          0.75%        0.63%          0.75%
Ratio of net investment income to average
  net assets                                        1.49%           1.87%          2.50%        3.07%          3.23%
Portfolio turnover rate                           172.22%          88.55%         79.17%       62.51%         59.41%


(1) Assumes reinvestment of all dividends and distributions.

(2) The Policies contain a contractual provision limiting the annual amount Policyholders can be charged for management fees to .25%. Any management fees above that amount are paid by the insurance companies. If this limit, which is contractual, was not available, the expenses would have been approximately as follows: .95% for 1998, .93% for 1997, .95% for 1996, .83% for 1995 and .95% for 1994.



                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                      Year ended December 31,
                                              ---------------------------------------------------------------------
                                                  1998           1997          1996          1995           1994
                                              -----------     ---------     ----------    ----------     ----------

FINANCIAL HIGHLIGHTS (PER SHARE)
Net asset value, beginning of period          $    1.00      $     1.00    $      1.00   $       1.00   $       1.00
Income from investment operations:
  Net investment income                            0.05            0.05           0.05           0.05           0.04
  Net Gains or Losses on Securities
     (both realized and unrealized)                   -               -              -              -              -
                                              ---------       ---------      ---------    -----------   ------------
  Total from investment operations                 0.05            0.05           0.05           0.05           0.04
Less Distributions:
  Dividends from net investment income            (0.05)          (0.05)         (0.05)         (0.05)         (0.04)
  Distribution from capital gains                     -               -              -              -              -
                                              ---------       ---------      ---------    -----------   ------------
  Net asset value, end of period              $    1.00       $    1.00     $     1.00    $      1.00   $       1.00
                                              =========       ==========    ==========    ===========   ============

Total return (1)                                   5.00%           5.00%          5.00%          5.00%          4.00%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                     $5,963,727       $5,784,312   $  5,979,861  $  5,819,470   $  5,752,426

Ratio of expenses to average net assets             0.75%            0.75%          0.75%         0.63%          0.75%
Ratio of net investment income to average
  net assets                                        4.79%            4.88%          4.77%         5.37%          3.54%
Portfolio turnover rate                               N/A              N/A           N/A           N/A            N/A


(1) Assumes reinvestment of all dividends and distributions.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                      Year ended December 31,
                                              --------------------------------------------------------------------
                                                  1998           1997          1996          1995          1994
                                              -----------     ---------     ----------    ----------    ----------

FINANCIAL HIGHLIGHTS (PER SHARE)
Net asset value, beginning of period         $    10.00      $    10.02     $    10.38   $     9.41   $      10.49
Income from investment operations:
  Net investment income                            0.55            0.59           0.64         0.66          0.67
  Net Gains or Losses on Securities
     (both realized and unrealized)               (0.13)           0.12          (0.36)        1.04         (1.06)
                                               ---------      ---------      ---------     ---------   ----------
  Total from investment operations                 0.42            0.71           0.28         1.70         (0.39)
Less Distributions:
  Dividends from net investment income            (0.55)          (0.59)         (0.64)       (0.66)        (0.67)
  Distribution from capital gains                 (0.13)          (0.14)             -        (0.07)        (0.02)
                                               ---------      ---------       ---------     --------   ----------
  Net asset value, end of period              $    9.74      $    10.00      $   10.02    $   10.38   $      9.41
                                               =========      =========       =========     ========   ===========

Total return (1)                                   4.30%           7.09%          2.70%       18.07%        (3.72)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                     $2,831,882     $2,802,374     $2,783,385   $3,068,825    $ 2,484,720

Ratio of expenses to average net assets             0.75%          0.75%          0.75%        0.63%          0.75%
Ratio of net investment income to average
  net assets                                        5.50%          5.88%          6.45%        6.49%          6.67%
Portfolio turnover rate                            90.97%        117.24%         47.37%       32.67%         10.94%



(1) Assumes reinvestment of all dividends and distributions.



                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                                      Year ended December 31,
                                              --------------------------------------------------------------------
                                                  1998           1997          1996          1995          1994
                                              -----------     ---------     ----------    ----------    ----------

FINANCIAL HIGHLIGHTS (PER SHARE)
Net asset value, beginning of period         $    11.98     $      11.85    $     11.82   $   10.18     $    11.26
Income from investment operations:
  Net investment income                            0.39             0.46           0.53        0.55           0.55
  Net Gains or Losses on Securities
     (both realized and unrealized)                0.27             1.51           0.94        2.01          (0.70)
                                             -----------     -----------    -----------    ---------    ----------
  Total from investment operations                 0.66             1.97           1.47        2.56          (0.15)
Less Distributions:
  Dividends from net investment income            (0.39)           (0.46)         (0.53)      (0.55)         (0.55)
  Distribution from capital gains                 (0.33)           (1.38)         (0.91)      (0.37)         (0.38)
                                             -----------     -----------    -----------    ---------    -----------
  Net asset value, end of period             $     11.92     $     11.98    $     11.85    $  11.82      $   10.18
                                             ===========     ===========    ===========    =========    ===========

Total return (1)                                   5.51%           16.62%         12.44%      25.15%         (1.33)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                    $16,335,368     $15,900,094     $14,614,568   $13,675,779   $10,548,284

Ratio of expenses to average net assets (2)         0.75%           0.74%           0.75%        0.63%         0.75%
Ratio of net investment income to average
  net assets                                        3.19%           3.68%           4.39%        4.81%         5.09%
Portfolio turnover rate                           135.68%         104.30%          61.98%       44.97%        28.53%


(1) Assumes reinvestment of all dividends and distributions.

(2) The Policies contain a contractual provision limiting the annual amount Policyholders can be charged for management fees to .25%. Any management fees above that amount are paid by the insurance companies. If this limit, which is contractual, was not available, the expenses would have been approximately as follows: .86% for 1998, .85% for 1997, .86% for 1996, .74% for 1995 and .86% for 1994.

                          GLOSSARY OF INVESTMENT TERMS

U.S. GOVERNMENT SECURITIES - are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. All of the Portfolios may invest in U.S. Government securities.

MORTGAGE-RELATED SECURITIES - The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations.

GNMA CERTIFICATES: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS: The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates which represent an interest I a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

RISKS OF MORTGAGE-RELATED SECURITIES: In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.

REPURCHASE AGREEMENTS - are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Portfolio to maintain liquidity and earn income over periods of time as short as overnight.

The underlying securities on repurchase agreements are ordinarily U.S. Government securities but may be other securities in which the Portfolio might otherwise invest. A Portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the Portfolio.

A Portfolio will enter only into repurchase agreements that mature in seven days or less. A repurchase agreement subjects a Portfolio to the risk of the ability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In addition, the Adviser will enter into repurchase agreements with parties that it considers creditworthy. In the event the seller does default, the Portfolio may incur (i) a loss if the value of the collateral declines and (ii) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for definite period of time, earn a specified rate of return, and are normally negotiable.

BANKERS'ACCEPTANCES - are short-term credit instruments issued by corporations to finance the import-export transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

COMMERCIAL PAPER - All Portfolios may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued by bank holding companies, corporations, and finance companies. The commercial paper purchased by a Portfolio will consist of direct obligations of domestic issuers which, at the time of investment, (i) meet the rating standard for particular Portfolios as specified in the section on Investment Objectives and

Policies, or (ii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

CORPORATE DEBT SECURITIES - All Portfolios may invest in corporate debt securities of domestic issuers. The debt securities in which a Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria or other standards set forth for that particular Portfolio, or, if not so rated, are, in the Adviser's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with the interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

OPTIONS - CALLS - The Stock Portfolio and the Asset Allocation Portfolio may write (i.e., sell) call options ("calls") if (i) after any sale, not more than 25% of that Portfolio's total assets are subject to calls; (ii) the calls are traded on a domestic securities exchange or board of trade; and (iii) the calls are "covered." The option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. When the Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser at a fixed exercise price (which may differ from the market price of the underlying security) regardless of market price changes during the call period. The Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call which it has written. For as long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The principal objective in writing covered calls is to attempt to attain, through the receipt of premiums from expired calls and net profits, if any, from closing purchase transactions, a greater current return than might be realized by holding the securities without writing calls.

SHARES OF THE FUND ARE AVAILABLE EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS AS AN INVESTMENT VEHICLE FOR VARIABLE INSURANCE CONTRACTS. THIS PROSPECTUS SHOULD BE READ ALONG WITH THE PROSPECTUS OFFERING THE VARIABLE INSURANCE. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                              FOR MORE INFORMATION

If you'd like more information about the USLICO Series Fund and its four Portfolios, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORT TO POLICY OWNERS


Additional information about the Fund's investments, including a list of its Portfolios' holdings, is available in the Fund's annual and semiannual reports to policy owners. In the Fund's annual report, you will find, except for the Money Market Portfolio, a discussion of the market conditions and investment strategies that significantly affected each portfolio's performance during its most recent fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into, and thus legally a part of, this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information or make inquiries about the Fund, please contact us as follows:

               USLICO Series Fund
               C/o ReliaStar Life Insurance Company
               20 Washington Avenue South
               Route 1212
               Minneapolis, MN  55401

               Toll-Free Phone Number
               1-800-333-6965 x5782

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC): You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's Internet site (www.sec.gov) or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
File number 811-05451

                               USLICO Series Fund

                       Statement of Additional Information



                                 April 30, 1999


         USLICO Series Fund (the "Fund") is an open-end, diversified management investment company currently consisting of four separate investment Portfolios: the Stock Portfolio, the Money Market Portfolio, the Bond Portfolio, and the Asset Allocation Portfolio.

         The Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated April 30, 1999, of the USLICO Series Fund, and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. This Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone number listed below.



                               USLICO Series Fund
                      c/o ReliaStar Life Insurance Company
                            20 Washington Avenue So.
                                   Route 1212
                             Minneapolis, MN 55401
                         (800) 333 6965 extension 5782



                                                 TABLE OF CONTENTS
                                                                                                  Page
                                                                                                  ----
Introduction.......................................................................................S-1
General Information................................................................................S-1
General Portfolio Policies.........................................................................S-2
     Investment Restrictions.......................................................................S-2
     Additional Investment Restrictions Applicable to the Money Market
        and Bond Portfolios........................................................................S-2
Description of Securities and Investment Techniques................................................S-3
     Mortgage Related Securities...................................................................S-3
     Bank Obligations..............................................................................S-3
     Corporate Debt Securities.....................................................................S-4
     Commercial Paper..............................................................................S-4
     Repurchase Agreements.........................................................................S-5
     Options.......................................................................................S-5
     Risks Associated With Call Options On Securities..............................................S-6
     Concentration Policy..........................................................................S-6
Management of the Fund.............................................................................S-7
     Trustees and Officers.........................................................................S-7
     Compensation of Trustees......................................................................S-8
Control Persons And Principal Holders Of Securities................................................S-8
The Investment Adviser And Sub-Adviser.............................................................S-9
Distributors Of Fund Shares........................................................................S-10
     Suspension Of Redemptions.....................................................................S-10
Custodian..........................................................................................S-10
Administrative Services Agreement..................................................................S-10
Services Preformed by the Adviser and Payments by the Insurance Companies..........................S-10
Portfolio Transactions And Brokerage...............................................................S-11
     Brokerage And Research Services...............................................................S-11
     Portfolio Turnover............................................................................S-12
Net Asset Value....................................................................................S-12
Calculation Of Performance Data....................................................................S-13
The Money Market Portfolio Yield...................................................................S-14
The Bond Portfolio, The Common Stock Portfolio, The Asset Allocation Portfolio -
   SEC 30 Day Yield................................................................................S-14


The Stock Portfolio, The Bond Portfolio, And The Asset Allocation Portfolio -
   Average Annual Total Return.....................................................................S-15
The Stock Portfolio, The Bond Portfolio, The Asset Allocation Portfolio -
   Cumulative Total Return.........................................................................S-15
Performance Comparisons............................................................................S-16
Taxation...........................................................................................S-16
     Distributions.................................................................................S-17
Additional Information.............................................................................S-17
     Shareholder Meetings..........................................................................S-17
     Liability.....................................................................................S-17
Financial Statements...............................................................................S-17
Corporate Bond And Commercial Paper Ratings........................................................A-1

                                  INTRODUCTION


         This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment strategies which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment strategies.

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1999, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.



                               GENERAL INFORMATION


         USLICO Series Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940 and consists of four separate series (Portfolios), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. On January 17, 1995, ReliaStar United Services Life Insurance Company (hereinafter "RUSL" and formerly known as "United Services Life Insurance Company") and ReliaStar Life Insurance Company of New York (herein after "RLNY" and formerly known as "Reliastar Bankers Security Life Insurance Company" and "Bankers Security Life Insurance Society") became wholly-owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"), previously the NWNL Companies, Inc., an insurance holding company based in Minneapolis, Minnesota. On December 31, 1998, RUSL was merged into ReliaStar Life Insurance Company ("RL").

         Shares of the Portfolios are sold only to separate accounts of RL and RLNY to serve as the investment medium for variable life insurance policies issued by these companies. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio and carries a par value of $.001. The Fund has an unlimited number of shares authorized. All shares are non-assessable and fully transfer when issued and paid for in accordance thereof. The Fund sends its contract holders annual audited financial statements and six-month unaudited financial statements.

                           GENERAL PORTFOLIO POLICIES

         Each Portfolio's investment objective together with the investment restrictions set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote at an annual or special meeting of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding securities of such portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, whichever is less.


INVESTMENT RESTRICTIONS

Unless otherwise stated, each of the following policies applies to each of the Portfolios. An existing Portfolio may not:

         1. Purchase securities on margin or make short sales;

         2. Invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. banks;

         3. Invest in more than 10% of any issuer's outstanding voting securities;

         4. Invest in securities of other investment companies;

         5. Participate in the underwriting of securities;

         6. Borrow, pledge, or hypothecate its assets, except that a Portfolio may borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a Portfolio's net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5% of that Portfolio's net assets;

         7. Invest for the purpose of exercising control over any company;

         8. Invest in commodities or commodity contracts;

         9. Purchase warrants, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except the Stock and Asset Allocation Portfolios may write covered call options as described in their sections;

         10. Make investments in real estate or mortgages except that a Portfolio may purchase readily marketable securities of companies holding real estate or interest therein, or in oil, gas, or development programs;

         11. Purchase securities having legal or contractual restrictions on resale;

         12. Make any loans of securities or cash, except that a Portfolio may, consistent with its investment objective and policies, (i) invest in debt obligations including bonds, debentures, or other debt securities, bank and other depository institution obligations, and commercial paper, even though the purchase of such obligations may be deemed the making of loans, and (ii) enter into repurchase agreements;

         13. Issue senior securities; and

         14. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in portfolio securities that are not readily marketable.


ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE MONEY MARKET AND BOND PORTFOLIOS

The Fund has adopted the following investment restrictions applicable only to the Money Market and Bond Portfolios under which such Portfolios may not do the following:

         1. Invest in common stocks or other equity securities; and

         2. Invest in securities of companies which, together with predecessor companies, have a record of less than five years continuous operations.

If a percentage restriction is adhered to at the time of an investment for any Portfolio, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or the amount of the Portfolio's net assets will not be considered a violation of any of the foregoing restrictions.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

Mortgage-Related Securities

         The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.

         GNMA Certificates: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans for which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.



         FNMA and FHLMC Mortgage-Backed Obligations: Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities representing interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.


Bank Obligations

         Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances and fixed time deposits.

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which are dependent upon the market conditions and the remaining maturity of obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

         A Portfolio will not invest in any security issued by a commercial bank unless the bank is federally-chartered and has total assets of at least U.S. $1 billion, or the equivalent in other currencies. All Portfolios may invest in obligations of savings banks. A Portfolio will not invest in any security issued by a savings bank unless such institution is federally-chartered and has total assets of at least $1 billion.

Corporate Debt Securities

         All Portfolios may invest in corporate debt securities or obligations. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may also be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.


Commercial Paper

         All of the Portfolios may invest in commercial paper (including variable amount master demand notes) issued by U.S. corporations (1) that have the rating designated for the applicable Portfolio as described in the Prospectus in the section on Investment Objectives and Policies, or (2) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

Repurchase Agreements

         All Portfolios may invest in repurchase agreements. If a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of month (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflect an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

         Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Sub-Adviser of a Portfolio will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser, in accordance with procedures established by the Board of Trustees, will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the Portfolio enters into repurchase agreements.

         A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed ten percent (10%) of the net assets of the Portfolio. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidation of the securities.

Options

         In pursuing their investments objectives, the Stock and Asset Allocation Portfolios may engage in the writing of call options on debt securities.

         Writing Options on Securities: The Portfolios may write (sell) call options on debt or other securities in standardized contracts traded on national securities exchanges or boards of trade.

         A call option on a security is a contract that gives the holder of the call, in return for a premium, the right to buy the underlying security from the writer of the option at a specified exercise price at any time during the term of the option. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

         A Portfolio may write call options only if they are "covered" or "secured". In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio.

         If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realized a capital loss equal to the premium paid.

         A Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call that it has written. Prior to the earlier of exercise or expiration of the call, an option may be closed out by an offsetting purchase of a call option of the same series (type, exchange, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Portfolio desires.

         A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

         The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Call Options on Securities:

         There are several risks associated with writing call options on securities. For example, there are significant differences between the securities and option markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use a call option involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

Concentration Policy

         As a fundamental policy, each Portfolio may not invest 25% or more of its total assets in the securities of any industry, nor more than 5% of its assets in any one issuer. Although, for purposes of this limitation, U.S. Government obligations are not considered to be part of any industry; therefore these restrictions do not apply to U.S. Government securities. Further, the 25% limit does not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. Banks.


         Each Portfolio will retain a flexible approach to the investment of funds and the Portfolio's composition may vary with the economic outlook. The Portfolio may invest in U.S. Governmental securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. When, in the judgment of the investment manager, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in such short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

         Except for the Money Market Portfolio, each Portfolio's investments are rotated among various market sectors based on the investment manager's research and view of the economy. The Portfolio may buy and sell securities frequently, resulting in portfolio turnover and higher transaction costs.

                             MANAGEMENT OF THE FUND


         The business and affairs of the Fund are managed under the direction of its Board of Trustees according to appliable laws of the Commonwealth of Massachusetts and the Fund's Declaration and Agreement of Trust. The Trustees are Richard C. Kaufman, Chairman, David H. Roe, President, Jeri A. Eckhart, and Wayne O. Jefferson, Jr. Additional information about the Trustees and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."


Trustees and Officers

Information pertaining to the Trustees and Executive Officers of the Fund is set forth below.

The Trustee and officers are as follows:


Name, Address and Age              Position Held With Fund         Principal Occupation During the Past Five Years
---------------------              -----------------------         -----------------------------------------------

Richard C. Kaufman (65)            Chairman and Trustee            Consultant, 1994-present; Assistant Director of Legislative
New address                                                        Affairs, AUSA 1984-1994 Retired; Colonel, AUS (Ret.);
                                                                   previously served on RUSL Advisory Counsel

David H. Roe (57)                  President, Trustee              President, Central College, Pella, Iowa, 1998; Senior Vice
New address                                                        President, ReliaStar Financial Corp. 1995 to 1996 Retired;
                                                                   President and Chief Operating Officer of USLICO Corporation,
                                                                   1993-1995; President and CEO of ReliaStar United Services Life
                                                                   Insurance Company ("RUSL"); and ReliaStar Bankers Security Life
                                                                   Insurance Company ("RBSL") an officer from 1991-1996.


Jeri A. Eckhart (44)               Trustee                         Independent Management Consultant,  1988-present;  Board
6619 Jill Court                                                    Member, White House Fellows Foundation, 1990-present.
McLean, VA  22101

Wayne O. Jefferson, Jr. (61)       Trustee                         Telecommunications Consultant,  1994-present;  Executive
1003 Emerald Dr.                                                   Director,   Support   Services,   LLC,   Arlington,   VA
Alexandria, VA  22308                                              1992-1994;  General Manager,  Telecom  Solutions,  Inc.,
                                                                   Arlington, VA, 1991-1992;  Telecommunications Consultant
                                                                   and President,  Jefferson Associates,  Inc., Alexandria,
                                                                   VA, 1989-1992.

David P. Wilken (35)               Treasurer                       Second Vice President of Reliastar Life Insurance Company and
20 Washington Avenue South                                         Assistant Vice President of RLNY; Affiliated with ReliaStar
Minneapolis, MN 55401                                              Life since 1977.


Robert B. Saginaw (59)             Vice President, Secretary and   Counsel, ReliaStar Life Insurance Company, 1995 to present; Vice
20 Washington Avenue South         Counsel                         President and Associate Counsel of RUSL from 1980-1995.
Minneapolis, MN  55401


Compensation of Trustees



         Mr. Saginaw, a Vice President and Secretary of the Fund, is an "interested person" of the Fund and is also an employee of ReliaStar Life and receives compensation therefrom. He does not receive additional compensation for services rendered to the Fund. Mr. Roe, President of the Fund and an "interested person" of the Fund, and the "Non-Interested" Trustees of the Board received in 1998, a fee of $1,000 for each meeting. The regular meetings of the Board are held quarterly. For the years ended December 31, 1998, 1997 and 1996, total fees paid to the Trustees aggregated $8,000, $6,000 and $6,000 respectively for all portfolios combined.




                                                 1998 Compensation
                                                     Pension or         Estimated      Total Compensation
                                Aggregate       Retirement Benefits       Annual        From Registrant and
                              Compensation      Accrued as Part of     Benefits Upon   Fund Complex Paid to
    Name and Position        From Registrant       Fund Expense         Retirement            Trustees
    -----------------        ---------------       ------------         ----------            --------

Richard C. Kaufman               $4,000                  0                   0                $4,000
Chairman and Trustee

David H. Roe                     $4,000                  0                   0                $4,000
President and Trustee

Jeri A. Eckhart                  $4,000                  0                   0                $4,000
Trustee

Wayne O. Jefferson, Jr.          $4,000                  0                   0                $4,000
Trustee


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



         On January 17, 1995, ReliaStar Financial Corp. ("ReliaStar") acquired USLICO. USLICO was a holding company with two primary subsidiaries: United Services Life Insurance Company, (now merged into ReliaStar Life Insurance Company "RL"), of Arlington, Virginia and Bankers Security Life Insurance Society (now known as ReliaStar Life Insurance Company of New York or "RLNY"), of Woodbury, New York.

         USLICO Series Fund (the "Fund"), consisting of four distinct Portfolios, is an investment vehicle for certain separate accounts of RL and RLNY. At the present time, shares of the Fund are sold exclusively to RL and RLNY. The shares serve as the investment medium for variable life insurance policies issued by these companies.

         Beneficial owners of more than 25% of the Fund's outstanding securities as of January 1, 1999 were: ReliaStar United Services Variable Life Separate Account I and ReliaStar Life Insurance Company of New York Variable Life Separate Account I. For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the "40 Act", which has become final, that control exists.


         No person owns of record or is know by the Fund to own beneficially 5% or more of any Class of the Fund's outstanding equity securities, except that ReliaStar United Services Variable Life Separate Account I, a separtate account of RUSL, 4601 N. Fairfax Drive, Arlington, VA 22201, owns 52.8% of the Fund's Common Stock, and ReliaStar Life Insurance Company of New York Variable Life Separate Account I, a separate account of RLNY, 1000 Woodbury Road, Woodbury, L.I., New York 11797, owns 47.2% of the Fund's Common Stock.


         The Fund's equities securities owned by all officers, directors and members of any advisory board as a group is less than 1% of the outstanding Common Stock of the Fund.

                     THE INVESTMENT ADVISER AND SUB-ADVISER

         Since April 1, 1995, ReliaStar Investment Research, Inc. f/k/a Washington Square Advisers, Inc. the "Adviser") has served as Investment Adviser (the "Adviser") to the Fund pursuant to an Investment Advisory Agreement between it and the Fund. The Adviser is a wholly owned subsidiary of ReliaStar Financial Corp. From April 1988 through April 1995, the Adviser for the Fund was Bankers Centennial Management Corp. The Adviser is responsible for administering affairs of and supervising the investment program for the Fund. The Adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. The Adviser's address is 100 Washington Ave. So., Minneapolis, MN 55401.


         Effective April 1, 1995, the Fund, the Adviser and Pilgrim Baxter Value Investors, Inc., then known as Newbold's Asset Management, Inc. (the "Sub-Adviser") entered into an Investment Advisory and a Sub-Investment Advisory Agreements. The Sub-Adviser provides advisory services to the Stock Portfolio and the Asset Allocation Portfolio of the Fund. The address of the Sub-Adviser is 825 Duportail Road, Wayne, PA 19087. Pilgrim Baxter has been the Sub-Adviser for equities since July 1992.

         Subject to overall supervision of the Fund's Board of Trustees, the Adviser exercises overall responsibility for the investment and reinvestment of the Fund's Assets for which its has primary investment responsibility and continuously monitors and supervises all aspects of the Sub-Adviser's performance of its investment duties. In so doing, the Adviser manages the day-to-day investment operations of the Fund and the composition of the investment portfolios of the Bond and Money Market Portfolios and the assets of the Asset allocation Portfolio not allocated to the management of the Sub-Adviser, including the purchase, retention and disposition of the investments, securities and cash contained therein.

         Subject to overall responsibility of the Fund's Board of Trustees and the Adviser, the Sub-Adviser will exercise overall responsibility for the investment and reinvestment of the Stock Portfolio and the portion of the assets of the Asset Allocation Portfolio allocated by the Adviser to the Sub-Adviser. In so doing, the Sub-Adviser will manage the day-to-day operations of the investment portfolio of the Stock Portfolio and the portion of the Asset Allocation Portfolio for which it has primary advisory responsibility, which includes all equity investments.


         Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

         The Advisory and Sub-Advisory Agreements ("Agreements") were reapproved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreements, or interested persons of such parties, at a meeting held on March 3, 1998, to be effective April 1, 1998. The Agreements will continue in effect indefinitely, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Board previously approved the Agreements on March 5, 1997. Each Agreement may be terminated without penalty on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.




         The Fund pays the Adviser for its services under the Agreement a fee based on an annual percentage of the average daily net assets of each portfolio. For each Portfolio, the Fund pays the Adviser a fee at an annual rate not to exceed .50% of the first $100 million of the average daily net assets of the Portfolio, and .45% of the average daily net assets of the Portfolio in excess of $100 million. The Fund does not pay the Sub-Adviser. For the years 1998, 1997 and 1996, the Fund paid the Adviser the following management fees: Stock Portfolio, $98,513, $64,509 and $53,353, respectively; Money Market Portfolio, $19,255, $14,571 and $14,752, respectively; Bond Portfolio, $12,107, $7,027 and
$7,176, respectively; Asset Allocation Portfolio, $57,991, $38,430 and $34,689, respectively.

                           DISTRIBUTION OF FUND SHARES

         Shares of the Fund are continuously distributed through Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar Financial Corp., which is the 100% owner of RUSL and RLNY. Robert B. Saginaw is employed by ReliaStar Life Insurance Company, an affiliated company, and is the Vice President and Secretary of the Fund. The Fund entered into a distribution agreement, with Washington Square Securities, Inc. on February 1, 1997. Washington Square Securities, Inc., a registered broker-dealer under the Securities Act of 1934, and member of the National Association of Securities Dealers, Inc., receives no remuneration from the Fund. Its address is 111 Washington Ave. S., Minneapolis, MN 55401.

         ReliaStar Financial Marketing Corporation, formerly known as USLICO Securities Corp., a direct wholly-owned subsidiary of ReliaStar Financial Corp. served as the Fund's Distributor from 1988 until February 1, 1997, pursuant to a distribution contract. It received no compensation from the Fund.

Suspension of Redemptions

          The Fund may suspend the right of redemption of shares of any Portfolio for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonable practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                   CUSTODIAN

         On October 1, 1997, State Street Bank and Trust Company, a Massachusetts banking institution became Custodian for all the Fund's portfolios and their cash. Previously Crestar Bank, a Virginia banking institution served as custodian for the Fund's portfolios securities and cash. In its capacity as Custodian, State Street maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.


                       ADMINISTRATIVE SERVICES AGREEMENT

         ReliaStar Life Insurance Company, successor by merger, on December 31, 1998, to ReliaStar United Services Life Insurance Company ("RUSL") acts as the Fund's dividend disbursing and transfer agent and provides administrative, legal and accounting services pursuant to an Administrative Services Agreement (the "Administrative Agreement") by and between the Fund, RUSL, and the Adviser.

         As compensation, RUSL (now merged into RL) will be reimbursed for its costs associated with providing services under the Administrative Agreement to the Fund. Such reimbursements will be fair and reasonable and include all costs incurred by RUSL.


         The Administrative Services Agreement is renewable from year to year if the Fund's trustees, (including a majority of the Fund's disinterested trustees) approve the continuance of the Agreement. RUSL or the Fund may terminate the Administrative Services Agreement on 90 days written notice to the other party. Amendments to the Agreement may be effected if approved by the Trustees of the Fund (including a majority of the disinterested trustees) and the Agreement is not assignable by the Fund without the written consent of RUSL, or by RUSL without the written authorization of the Fund's Board of Trustees.


                       SERVICES PREFORMED BY THE ADVISER
                    AND PAYMENTS BY THE INSURANCE COMPANIES


         The Fund has entered into an investment advisory agreement with an affiliate of the Insurance Companies, ReliaStar Investment Research, Inc. ("RIRI") pursuant to which RIRI furnishes investment advisory and other services.


         RIRI provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all personnel of RIRI performing services relating to research, statistical and investment activities.


         In addition, RIRI or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization: supervising relations with custodians, transfer and pricing agents, accountants, legal counsel, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.


         Pilgrim Baxter Value Investors, Inc ("PB") is the sub-adviser of the Stock Portfolio and the equities portion of the Asset Allocation Portfolio. Under its contract with the Fund, RIRI acts as investment adviser. Under its sub-advisory agreement, and subject to the supervision of the Board of Trustees, PB directs the equities investments of the Fund in accordance with its investment objectives, policies and limitations.


         By contractual provision within the Policies, the management fees that can be charged against the Policyholders for all investment advisory services are limited to .25% on an annual basis. All management fees above that amount are paid for by the Insurance Companies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage and Research Services

         There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transaction on national stock exchanges and other agency transaction involve the payment of the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         The Adviser or the Sub-Adviser for a Portfolio places all orders for the purchase and sale of portfolio securities and options for a Portfolio through a substantial number of broker-dealers. In executing transactions, the Adviser or the Sub-Adviser will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transaction on national stock exchanges for the account of the Fund the Adviser or the Sub-Adviser may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or mark-up.

         Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. Although there is no specified formula for allocating such transaction, the various allocation methods used by the Adviser or the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser for a Portfolio may receive research services from many broker-dealers with which the Adviser places the Portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Portfolio. The management fee paid by the Portfolio is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in that Act) to the Adviser, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.



         The Fund paid aggregate brokerage commissions of $336,570 for the for the three years ended December 31, 1998.

Portfolio Turnover

         For reporting purposes, the portfolio turnover rate of each Portfolio is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each Portfolio will vary from year to year, depending on market conditions. Because each Portfolio has a different investment objective, each will have a different expected rate of portfolio turnover. However, the portfolio turnover rate will not be a limiting factor when management deems it appropriate to buy or sell securities for a particular Portfolio.

         The writing of call options by the Stock and Asset Allocation Portfolios may result in higher turnover than otherwise would be the case and, therefore, greater commission expenses.




         It is anticipated that the annual portfolio turnover, as defined above, will not exceed the following limits of the Portfolios under normal market conditions: Money Market Portfolio -- 0%; Stock Portfolio -- 125%; Bond Portfolio -- 100%; and Asset Allocation Portfolio -- 150%. Increased portfolio turnover may result in greater brokerage commission. In 1998, the Portfolio turnover rate was: Stock Portfolio -- 172.22%; Bond Portfolio -- 90.97%; and Asset Allocation Portfolio -- 135.68%.



         Market conditions and changes in interest rates may result in turnover at a greater or lesser than anticipated.

                                 NET ASSET VALUE

         As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined after 4:00 p.m. Eastern Standard Time, on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Pursuant to an exemptive rule of the Securities and Exchange Commission, The Money Market Portfolio's securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than that of a fund or Portfolio with identical investments which uses a method of valuation based on market prices an estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield of he purchased shares on that day than he would be able to receive from a fund or Portfolio using solely market values. Existing investors in the Portfolio would receive less investment income. The converse is true in a period of rising interest rates.

         The Rule permitting the Portfolio to use the amortized cost method of valuation requires that, under the direction of the Board of Trustees, certain procedures be adopted to monitor and stabilize the price per share of the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by issuers or market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or U.S. Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution of shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

         Under the exemptive Rule of the Securities and Exchange Commission allowing the Fund to use the amortized cost method of valuation of portfolio securities, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, with certain limited exceptions, the Fund cannot invest more than 5% of its assets in the securities of a single issuer (other than government securities). Investments in Second Tier securities in the aggregate must be limited to 5% of the Fund's total assets, and investment in a single Second Tier Security cannot exceed the greater of 1% of total assets or $1 million. See, "Investment Strategies."

         The Fund can only invest in instruments having remaining maturities of 397 days or less and can only invest in securities determined by the Adviser to be of high quality with minimal credit risks.


         On December 31, 1998, the net asset value per share of each portfolio was calculated as follows:



                  The Stock Portfolio
                  Net Assets            $27,774,017           = Net Asset Value Per Share $13.63
                  -----------------------------------
                  Shares Outstanding      2,037,007

                  The Money Market Portfolio
                  Net Assets            $ 5,963,727           = Net Asset Value Per Share $1.00
                  -----------------------------------
                  Shares Outstanding      5,963,727

                  The Bond Portfolio
                  Net Assets            $ 2,831,882           = Net Asset Value Per Share $9.75
                  -----------------------------------
                  Shares Outstanding        290,556

                  The Asset Allocation Portfolio
                  Net Assets            $16,335,368           = Net Asset Value Per Share %11.92
                  -----------------------------------
                  Shares Outstanding      1,370,087


                         CALCULATION OF PERFORMANCE DATA


         The Fund is the successor to the Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar United Services Life Insurance Company and Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar Life Insurance Company of New York (collectively, the "RUSL and RLNY Separate Accounts"). On April 30, 1988, the investment-related assets and liabilities of the RUSL and RLNY Separate Accounts were transferred to the Stock, Money Market, Bond and Asset Allocation Portfolios of the Fund. Performance calculations are based upon the RLNY Separate Accounts.

                        THE MONEY MARKET PORTFOLIO YIELD

         To calculate a seven-day yield for the Money Market Portfolio, the Fund uses a hypothetical, pre-existing account having a balance of $100 at the beginning of the seven-day period. The net change in the value of the Portfolio during the seven-day period (excluding any realized gains or losses from the sale of securities and unrealized appreciation and depreciation) is divided by the value of the Account at the beginning of the period and then multiplied by 365/7 to obtain the annual yield to the nearest hundredth of one percent. Since the net change in the seven-day value is used, the values reflect the charges made against the Portfolio.

         The seven-day yield does not necessarily represent the future yield of the Money Market Portfolio. Yields fluctuate on a daily basis and reflect quality, length of maturities, rates of return and market conditions for money market investments suitable for this Portfolio.



         A hypothetical example of how we calculate the seven-day yield for the period ending December 31, 1998, assuming the values used are as follows:




     (1)   Value on Dec. 24, 1998..........................................            $100.00
     (2)   Value on Dec. 31, 1998 (exclusive of capital charges)..........              100.08
     (3)   Net change:(2) - (1)............................................                .08
     (4)   Net change divided by Value on Dec. 24, 1998:
                (3) divided by (1).........................................              .0008
     (5)   Seven-day yield annualized (multiplied by 365/7)................              4.17%


                 THE BOND PORTFOLIO, THE COMMON STOCK PORTFOLIO,
                        THE ASSET ALLOCATION PORTFOLIO -
                                SEC 30 DAY YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period according to the following formula:

                            a-b
                            ---
         SEC YIELD = 2[( cd + 1)(6)-1]

Where:        a =   dividends and interest earned during the period;

              b =   expenses accrued for the period (net of reimbursements);

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends: and,

              d = the maximum offering price per share on the last day of the period.

         The SEC 30 day yield for the period ending December 31, 1998 for the Bond Portfolio was 5.77%; the Common Stock Fund, .74%; and the Asset Allocation Fund 2.52%

        THE STOCK PORTFOLIO, THE BOND PORTFOLIO, AND THE ASSET ALLOCATION
                    PORTFOLIO - AVERAGE ANNUAL TOTAL RETURN

         Average Annual Total Return is computed by finding the average annual compounded rates of return over 1, 5, and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                           P(1+T)    = ERV or T = ERV/P 1/n - 1

Where:        P   =      a hypothetical initial payment of $1,000;

              T   =      average annual total return;

              n   =      number of years; and,

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.



         Average annual total return figures for one year ending December 31, 1998 are: 6% -- Stock Portfolio; 4.30% -- Bond Portfolio; and, 5.51% --
Asset Allocation Portfolio. For the five year period ending December 31, 1998, the average annual total return figures are: 17.73% -- Stock Portfolio; 5.69% -- Bond Portfolio; and, 11.68% -- Asset Allocation Portfolio. For the ten year period ending December 31, 1998, the average annual total return for the Stock Portfolio was 13.99%. For the Bond and Asset Allocation Portfolios the ten-year period average annual total return figures are: 7.73% -- Bond Portfolio and 10.91% -- Asset Allocation Portfolio.



          THE STOCK PORTFOLIO, THE BOND PORTFOLIO, THE ASSET ALLOCATION
                      PORTFOLIO - CUMULATIVE TOTAL RETURN

         Cumulative Total Return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              CTR =      ERV - P
                         ----------    *100
                              P

Where:        CTR =      Cumulative total return;

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and,

              P = initial payment of $1,000.

         This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The cumulative total return for the fiscal year ending December 31, 1998, for each Portfolio was 270.49%, Stock Portfolio; 110.55%, Bond Portfolio; and, 181.52%, Asset Allocation Portfolio.



                             PERFORMANCE COMPARISONS

         Comparative performance information may be used from time to time in advertising each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other entities or organizations which track the performance of investment companies. Each Portfolio's performance also may be compared to the performance of its respective Comparison Index, if any, as described in the Prospectus, and, additionally, to the performance of unmanaged indices. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management cost and expenses.

         Quotations of yield or total return for the Fund will not take into account charges or deductions against the Separate Account to which the Fund shares are sold or charges and deductions against the policies issued by RUSL and RLNY. Performance information for a Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculation is based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

         Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

         To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii)* diversify its holdings so that, at the end of each quarter of the taxable year,(a) at least fifty percent (50%) of the market value of the Portfolios' assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Portfolio's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of and one issuer (other than U.S. Government securities or the securities of other resulted investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

         As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by a Portfolio before December 31 of the year and paid by the Portfolio by January 31 of the following year. Such distribution will be taxable to shareholders (the Separate Account) in the year the distributions are declared, rather than the year in which the distributions are received.

Distributions

         Distributions of any new investment income by a Portfolio are taxable to the shareholder as ordinary income. Net capital gains will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholder.

                             ADDITIONAL INFORMATION

Shareholder Meetings

         The Declaration of Trust does not require that the Fund hold annual or regular meetings of shareholders. Meetings of the Shareholders may be called by the Trustees and held at such times the Trustees may from time to time determine, for the purpose of the elections of Trustees or such other purposes as may be specified by the Trustees.

Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund, or Portfolio thereof, organized as a Massachusetts business trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund, or Portfolio thereof, for all loss and expense of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio would be unable to meet its obligations.

                              FINANCIAL STATEMENTS

         The audited Financial Statements and Report of Independent Auditors' (Deloitte & Touche LLP for the Fund for the fiscal years ended December 31, 1998) are incorporated herein by reference to the Registrant's 1998 Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission on April 28, 1999. No other portion of the Annual Report is so incorporated. Please call 1-800-338-7737, ext. 3626 to obtain a copy of the most recent Annual Report of the Fund at no charge.

                                   APPENDIX I

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

         (a) Corporate Bonds: Bonds are rated Aa by Moody's Investors Service, Inc. are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess may favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest as susceptibility to impairment sometime in the future.

         Moody's Baa rated bonds are Considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Bonds rated AA by Standard & Poor's Corporation are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

         (b) Commercial Paper: The ratings Prime-1 and Prime-2 are the two highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

         Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing;
(4) basic earnings and cash flow should have an upward trend with allowance made for unusual circumstances; and (5) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

Part C.  OTHER INFORMATION


Item 23.   Financial Statements and Exhibits

            I     Financial Statements

                  Contained in Part A:
                  Financial Highlights for each portfolio for each year in the five year period ending December 31, 1998.

                  Contained in Part B:
                  The financial statements are incorporated by reference into in Part B from the Registrant's 1998 Annual Report to Shareholders filed April 28, 1999.

            II    Exhibits

                 (a) Agreement and Declaration of Trust of USLICO Series Fund, filed as an Exhibit to Form N-14 of Bankers Security Variable Life Separate Account I, Bankers Security Life Insurance Society, and the USLICO Series Fund on January 19, 1988, File No. 33-19750.*

                 (b) USLICO Series Bylaws, filed as an Exhibit to Form N-14 of Bankers Security Variable Life Separate Account I, Bankers Security Life Insurance Society, and the USLICO Series Fund on January 19, 1988, File No. 33-19750.*

                 (c)      Voting Trust Agreement.  Not Applicable.

                 (d).1 Investment Advisory Agreement by and between USLICO Series Fund and Washington Square Advisers, Inc. restated as of March 5, 1997, to reflect a name change.*

                 (d).2 Sub-Investment Advisory Agreement by and between Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.) and Washington Square Advisers, Inc. restated as of March 5, 1997, to reflect a name change.*

                 (e) Distribution Agreement by and between USLICO Series Fund and Washington Square Securities, Inc., dated February 1, 1997.*

                 (f)      Bonus, Profit Sharing, or Pension Plans.  None.

                 (g) Custodian Contract by and between USLICO Series Fund and State Street Bank and Trust Company, dated October 1, 1997.**

                 (h) Administrative Services Agreement by and between USLICO Series Fund, Washington Square Advisers, Inc. and ReliaStar United Services Life Insurance Company dated January 1, 1997.*

                 (i) Opinion and Consent of Robert B. Saginaw filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A on April 30, 1996, File No. 33-20957, and incorporated herein by reference.

                 (j).1    Consent of Deloitte & Touche LLP

                 (j).2    Consent of KPMG LLP

                 (k)      All Financial Statements Omitted from Item 22.  None.

                 (l)      Initial Capital Agreements.  Not Applicable.

                 (m) Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Not Applicable.

                 (n).1 Financial Data Schedule - Common Stock Fund incorporated by reference to the Fund's 1998 Report on Form N-SAR.

                 (n).2 Financial Data Schedule - Money Market Portfolio incorporated by reference to the Fund's 1998 Report on Form N-SAR.

                 (n).3 Financial Data Schedule - Bond Portfolio incorporated by reference to the Fund's 1998 Report on Form N-SAR.

                 (n).4 Financial Data Schedule - Asset Allocation Portfolio incorporated by reference to the Fund's 1998 Report on Form N-SAR.

                 (o) Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940. Not Applicable.

                 (p).1 Power of Attorney, dated May 1, 1989, filed as an Exhibit to Post-Effective Amendment No. 2 to Form N-1A on May 1, 1989, File No. 33-19749, and incorporated herein by reference.

                 (p).2 Power of Attorney, dated April 27, 1995, filed as an Exhibit to Post-Effective Amendment No. 8 to Form N-1A of USLICO Series Fund, on April 27, 1995, File No. 33-20957, and incorporated herein by reference.

                 (p).3    Power of Attorney, dated May 7, 1997. **




                  * Filed in 485BPOS on April 30, 1997, Post-Effective Amendment No. 10, File 033-20957, 811-05451, and incorporated herein by reference;
                **Filed in 485BPOS on April 29, 1998, Post-Effective Amendment
                  No. 11, File 033-20957, 811-05451, and incorporated herein by reference.

Item 24.   Persons Controlled by or Under Common Control with Registrant

           A chart identifying the subsidiaries of ReliaStar Financial Corp. and their relationship to one another is incorporated by reference to item 26 of Form N-4 Registration Statement of Separate Account One of Northern Life Insurance Company, File No. 33-90474, filed April 23, 1999.

Item 25.   Indemnification


           Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant) of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 26.   Business and Other Connections of the Investment Advisers

           (a) The directors and officers of the Adviser, ReliaStar Investment Research, Inc.("RIRI") and their businesses and other connection during the past two years are as follows. All addresses are 20 Washington Avenue S., Minneapolis, MN 55401.





                      Name of Individual         Business and Other Connections
                      ------------------         ------------------------------

                      Gregory M. Anderson        Senior Vice President, Portfolio Management for RIRI

                      Susan M. Bergen            Counsel of ReliaStar Life Insurance Company; Secretary of
                                                 RIRI and Washington Square Securities, Inc.

                      Stephen L. Buchert         Director of Compliance for RIRI.

                      Richard R. Crowl           Senior Vice President and General Counsel, ReliaStar Financial
                                                 Corp. and ReliaStar Life Insurance Company; Senior Vice
                                                 President and General Counsel, RIRI.

                      Gary L. Jacobson           Senior Vice President, Special Investments for RIRI

                      Mark S. Jordahl            President, Chief Executive Offices and Director, RIRI.

                      Michael L. Sheplee         Senior Vice President, Administration and Treasurer for RIRI

                      Winifred Smith             Senior Vice President, Real Estate for RIRI

                      John J. Turner             Chairman and Chief Executive  Officer,  ReliaStar  Financial Corp.
                                                 and ReliaStar Life Insurance Company; Director, RIRI.


           (b) The directors and officers of the Sub-Adviser, Pilgrim Baxter Value Investors, Inc. and their businesses and other connection during the past two years are as follows:


           Name                         Title                           Business and Other Connections
           ----                         -----                           ------------------------------

Harold Joseph Baxter        Chairman, CEO, Director        Chairman,  CEO,  and  Director of the  sub-adviser  since
                                                           July,  1996;  Chairman,  CEO,  and  Director  of  Pilgrim
                                                           Baxter & Associates, Ltd. since August, 1985.


David Wade Jennings         President,  COO, Director and  President, COO, Director, and Treasurer of the Treasurer sub-adviser since July, 1996; Director of Client Services at Pilgrim Baxter &
                                                           Associates, Ltd., since March 1996; prior thereto President of Downing
                                                           Street Associates from February, 1994 to February, 1996.

Eric Charles Schneider      Chief Financial Officer        CFO of the sub-adviser since July, 1996; CFO of Pilgrim Baxter &
                                                           Associates, Ltd. since February, 1996; prior thereto, Partner, Sacco,
                                                           Sweeney & Schneider from January, 1986 to January 1996.

Amy Yuter                    Chief Compliance Officer      Chief Compliance Officer of the sub-adviser since July, 1996; Registered
                                                           Principal, SEI Financial Services Company since March, 1996; Chief
                                                           Compliance Officer, Pilgrim Baxter & Associates, Ltd. since July, 1995.

John Mark Zerr              General Counsel, Secretary     General  Counsel and Secretary of the  sub-adviser  since
                                                           July,  1996;  General  Counsel and  Secretary  of Pilgrim
                                                           Baxter & Associates,  Ltd. since  November,  1996;  prior
                                                           thereto  Vice   President  and  Assistant   Secretary  of
                                                           Delaware  Management  Company,  Inc.  from July,  1995 to
                                                           November, 1996.


Item 27.   Principal Underwriters


         (a) Washington Square Securities, Inc. serves as the Fund's Distributor and as the Distributor of ReliaStar Life Insurance Company of New York Variable Annuity Contracts issued by subaccounts of its Separate Accounts P and Q, pursuant to a distribution contract. It also acts as Distributor to ReliaStar Life Insurance Company products: ReliaStar Select Variable Account Annuity II; ReliaStar Select Variable Account Annuity III; Select*Life Variable Account - Life I; Select*Life Variable Account - Life II; Select*Life Variable Account - Life III; Select*Life Variable Account - SVUL.

                  Washington Square Securities, Inc. also acts as Distributor to: Northern Life Insurance Co. - Separate Account One - Advantage; and, ReliaStar Life Insurance Company of New York
                  - ReliaStar Variable Life New York.

           (b) The directors and officers of WSSI are as follows:



                  Name                             Positions and Offices with WSSI
                  ----                             -------------------------------

                  John H. Flittie                  Director and Chairman
                  Anne W. Dowdle                   Director
                  Wayne R. Huneke                  Director
                  Michael J. Dubes                 Director
                  Robert C. Salipante              Director
                  James R. Gelder                  Director
                  Jeffrey A. Montgomery            President and Chief Executive Officer
                  Kenneth S. Cameranesi            Executive Vice President and
                                                       Chief Operating Officer
                  Gene Grayson                     Vice President--National Sales
                  Susan M. Bergen                  Secretary
                  David Braun                      Assistant Vice President
                  Karin Callanan                   Assistant Vice President
                  Margaret B. Wall                 Treasurer and Chief Financial Officer
                  Allen L. Kidd                    Assistant Secretary
                  Loralee A. Renelt                Assistant Secretary

           The principal business address of each of the foregoing executive officers is 20 Washington Avenue South, Minneapolis, Minnesota 55401, except for the following individuals whose principal business addresses are listed after their respective names: Michael J. Dubes, 1501 4th Avenue, Seattle, Washington 98111; Allen L. Kidd, 222 North Arch Road, Richmond, Virginia 23236.

Item 28.   Location of Accounts and Records

           The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at c/o ReliaStar Life Insurance Company, 20 Washington Avenue S., Route 1212, Minneapolis, MN 55401.

Item 29.   Management Services


           Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis, County of Hennepin, State of Minnesota this 28th day of April 1999.


                                          USLICO SERIES FUND


                                          By       /s/ Robert B. Saginaw
                                                   ---------------------
                                                   Robert B. Saginaw
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature                           Title                                         Date
           ---------                           -----                                         ----

           Richard C. Kaufman*                 Chairman of the Board of Trustees             April 28, 1999

           Jeri A. Eckhart**                   Trustee                                       April 28, 1999

           Wayne O. Jefferson, Jr.**           Trustee                                       April 28, 1999

           David H. Roe***                     Trustee                                       April 28, 1999


           ----------------------              Treasurer                                     April 28, 1999
           David P. Wilken




  *  By: /s/ Robert B. Saginaw
         ---------------------
         Robert B. Saginaw
         Attorney-in-Fact
         April 28, 1999

* Power of Attorney filed in Post-Effective Amendment No. 2, File No. 33-19749, filed on May 1, 1989, and incorporated by reference herein.

** Powers of Attorney for Ms. Eckhart and Mr. Jefferson filed in Post-Effective Amendment No. 8, filed April 27, 1995, File No. 33-19749, and incorporated by reference herein.

*** Power of Attorney for David H. Roe filed in Post-Effective Amendment No. 11, filed April 29, 1998, File No. 33-19749, and incorporated by reference herein.